LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 1, 2011 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED

FEBRUARY 28, 2011, OF

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 28, 2011, as supplemented on April 15, 2011, June 1, 2011 and July 1, 2011, and as may be amended or supplemented, the fund’s statement of additional information, dated February 28, 2011, and supplemented on April 15, 2011, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

Effective as of July 1, 2011, the following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: David T. Fare, Stephen A. Walsh and Robert E. Amodeo. Mr. Fare has been a portfolio manager for the fund since the fund’s inception. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2007. These portfolio managers work together with a broader investment management team.

Effective as of July 1, 2011, the following text replaces the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are David T. Fare, Stephen A. Walsh and Robert E. Amodeo. Mr. Fare has been a portfolio manager for the fund since the fund’s inception. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2007. Messrs. Fare, Walsh and Amodeo have been employed by Western Asset as portfolio managers for more than five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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